UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 4, 2013

BioTelemetry, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55039	46-2568498
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Cedar Hollow Road Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 729-7000

227 Washington Street
Conshohocken, PA 19428

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On December 4, 2013 BioTelemetry, Inc. issued a press release announcing that the Centers for Medicare and Medicaid Services (“CMS”) has published a 13.7% reduction to the reimbursement for remote cardiac monitoring services effective January 1, 2014.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release, dated December 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioTelemetry, Inc.

December 4, 2013	By:	/s/ Heather Getz

Name: Heather Getz, CPA
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release, dated December 4, 2013